[logo] PRUDENTIAL          XXXXXXXX VARIABLE ANNUITY APPLICATION

PRUDENTIAL ANNUITY SERVICE CENTER
PO Box 14200
New Brunswick NJ 08906-4200

                            Application for a Flexible Payment Variable Deferred
                           Annuity Contract to the Pruco Life Insurance Company,
                                        213 Washington Street, Newark, NJ 07102,
                                                   a stock company subsidiary of
                                     The Prudential Insurance Company of America

PLEASE PRINT USING BLUE OR BLACK INK
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[1]OWNER          [ ]Individual  [ ]Corporation  [ ]Trust  [ ]Other
   INFORMATION                                                   ---------------
                  First Name/Trustee(s)    MI.     Last Name

                  ---------------------    ----    -----------------------------
                  Name of Trust/Corporation/Other (if applicable)

                  --------------------------------------------------------------
                  Street

                  --------------------------------------------------------------
                  City                                      State   Zip Code

                  ---------------------------------------   ----    ----- - ----
                  SS#/TIN(Tax Iden- Date of Birth     Area Code Telephone Number
                  tification No.)   (mo., day, year)

                  ---------------   ----------------  ------ -------------------
                               U.S.    Resident  Non-Resident  Country
                  Male Female  Citizen Alien     Alien
 Check all that
 apply:           [ ]  [ ]     [ ]     [ ]       [ ]           -----------------
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[2]JOINT OWNER    First Name/Trustee(s)    MI.     Last Name
   (if any)
Not applicable    ---------------------    ----    -----------------------------
to IRAs.          Street
Joint Owner can
only be the       --------------------------------------------------------------
Owner's spouse.   City                                      State   Zip Code
If Joint Owner
is elected, he/   ---------------------------------------   ----    ----- - ----
she must be       SS#/TIN(Tax Iden- Date of Birth
listed as the     tification No.)   (mo., day, year)  Area Code Telephone Number
Primary Bene-
ficiary. See      ---------------   ----------------  ------ -------------------
Section 5a.                    U.S.    Resident  Non-Resident  Country
 Check all that   Male Female  Citizen Alien     Alien
         apply:   [ ]  [ ]     [ ]     [ ]       [ ]           -----------------
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[3]ANNUITANT      First Name/Trustee(s)    MI.     Last Name
Complete this
section if the    ---------------------    ----    -----------------------------
Annuitant is      Street
not the owner,
or there is a     --------------------------------------------------------------
non-natural       City                                      State   Zip Code
owner (e.g.,
trust or          ---------------------------------------   ----    ----- - ----
corporation.)     SS#/TIN(Tax Iden- Date of Birth     Area Code Telephone Number
                  tification No.)   (mo., day, year)

                  ---------------   ----------------  ------ -------------------
                               U.S.    Resident  Non-Resident  Country
                  Male Female  Citizen Alien     Alien
 Check all that
 apply:           [ ]  [ ]     [ ]     [ ]       [ ]           -----------------
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ORD 98476 98                                                           ED 1/1999

[4]CO-ANNUITANT   First Name               MI.     Last Name
(if any)
Do not complete   ---------------------    ----    -----------------------------
this section if   Street
opening an IRA.
                  --------------------------------------------------------------
                  City                                      State   Zip Code

                  ---------------------------------------   ----    ----- - ----
                  SS#TIN(Tax Iden-  Date of Birth     Area Code Telephone Number
                  tification No.)   (mo., day, year)

                  ---------------   ----------------  ------ -------------------
                               U.S.    Resident  Non-Resident  Country
                  Male Female  Citizen Alien     Alien
 Check all that
 apply:           [ ]  [ ]     [ ]     [ ]       [ ]           -----------------
================================================================================
[5a]BENEFICIARY   First Name               MI.     Last Name
If jointly owned,
the Joint Owner   ---------------------    ----    -----------------------------
is always the     Relationship To Owner    SS#TIN (Tax Identifi-   PRIMARY CLASs
sole primary                               cation No.)             [X]
beneficiary.      ---------------------
                                           ---------------------
If you need more  First Name               MI.     Last Name
space, please
enter the         ---------------------    ----    -----------------------------
additional        Relationship To Owner    SS#TIN (Tax   Choose one:  PRIMARY
name(s) and                                Identifica-                CLASS [ ]
relationship(s)   ---------------------    tion No.)                  SECONDARY
in the "Client's                                                      CLASS [ ]
Additional                                 ---------------------
Remarks". See     First Name               MI.     Last Name
Section 10.
                  ---------------------    ----    -----------------------------
                  Relationship To Owner    SS#TIN (Tax   Choose one:  PRIMARY
                                           Identifica-                CLASS [ ]
                  ---------------------    tion No.)                  SECONDARY
                                                                      CLASS [ ]
                                           ---------------------
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[5b]DEATH
    BENEFIT       [ ]Basic Death Benefit   [ ]Enhanced Death Benefit
(Choose one)
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[6]TYPE OF PLAN   Please choose one:     [ ]Non-Qualified  [ ]Traditional IRA
                  [ ]Roth IRA/Custodial  [ ]Roth IRA       [ ]Custodial Acct
================================================================================
[7]SOURCE OF                                                        Amount
   FUNDS
Minimum of        Non-Qualified: [ ]1035 Exchange                  $---------.--
$10,000.                         [ ]Check - payable to PRUDENTIAL

                  IRA:           [ ]IRA Rollover  [ ]Direct Rollover
                                 [ ]IRA Transfer

                                 [ ]Roth Conversion IRA (Establishment
                                    Date*              )
                                    *This is the date you originally converted from a traditional IRA to a Roth Conversion IRA (if omitted, the current tax year will be used). Required for IRA 5 - year holding period requirement.

                                 Estimated Amount

                                 $----------.--

                                 [ ]IRA Regular Contribution**
                                 [ ]Roth IRA Regular Contribution**
                                 **If making a contribution, please choose ONLY one:

                                If making regular contributions for current and/ or previous year(s):

                                $--------.--  Yr.---- $--------.--  Yr.----

                  I UNDERSTAND THAT A CONVERSION FROM A TRADITIONAL IRA TO A ROTH CONVERSION IRA WILL RESULT IN A TAXABLE EVENT WHICH WILL BE REPORTED TO THE IRS.

                  IF YOU ARE TURNING 70 1/2 THIS CALENDAR YEAR, PLEASE ENCLOSE
                  THE MINIMUM DISTRIBUTION OPTION FORM (ORD78296).
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
[8]PURCHASE       INTEREST RATE OPTIONS
   PAYMENT
   ALLOCATION       Fixed Rate Option (1YRFXD)                   ------%
Please write in
what % of your      DCA Fixed Rate Account (DCAFXD)              ------%
payment you
want to allocate  MONEY MARKET PORTFOLIO
to the following
options. The        Prudential Money Market Portfolio (MMKT)     ------%
total must equal
100%. You must    BOND PORTFOLIOS
initial any
changes.            Prudential Diversified Bond Portfolio (BOND) ------%

                    Prudential High Yield Bond Portfolio (HYLD)  ------%

                  BALANCED PORTFOLIO

                    OpCap Advisors OCC Accumulation Trust        ------%
                        Managed Portfolio (OPPMAN)

                  GROWTH & INCOME PORTFOLIOS

                    Prudential Stock Index Portfolio (STIX)      ------%

                    Prudential Equity Income Portfolio (HIDV)    ------%

                    AIM V.I. Growth & Income Fund (AIMGRI)       ------%

                    T. Rowe Price Equity Income Portfolio        ------%
                        (TREQST)

                  GROWTH PORTFOLIOS

                    Prudential Equity Portfolio (STOCK)          ------%

                    Prudential Jennison Portfolio (GROWTH)       ------%

                    AIM V.I. Value Fund (AIMVAL)                 ------%

                    Janus Aspen Series Growth Portfolio          ------%
                        (JANGRW)

                    MFS Research Series (MFSRSR)                 ------%

                  AGGRESSIVE GROWTH PORTFOLIOS

                    Prudential Small Capitalization Stock        ------%
                        Portfolio (SCAP)

                    American Century VP Value (AMCVAL)           ------%

                    Franklin Small Cap Investments Fund -        ------%
                        Class 2 (FTSMCP)

                    MFS Emerging Growth Series (MFSEMG)          ------%

                    OpCap Advisors OCC Accumulation Trust        ------%

                    Warburg Pincus Post-Venture Capital          ------%
                        Portfolio (WARVCP)

                  INTERNATIONAL STOCK PORTFOLIOS

                    Prudential Global Portfolio (GLEQ)           ------%

                    Janus Aspen Series International Growth      ------%
                        Portfolio (JANINT)

                    T. Rowe Price International Stock Portfolio  ------%
                        (TRINST)

                    TOTAL                                        100%
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[9]REPLACEMENT    Will the proposed contract replace any existing insurance or
   AND            annuity contract(s)?            [ ]Yes    [ ]No
   AGGREGATION
This section must If yes, provide the following information for each contract(s)
be completed.     and enclose all applicable Prudential disclosure and state if you need more  replacement forms:
space, please
enter the         Company Name                            Policy/Contract Number
additional
information in    ------------------------------------    ----------------------
the "Client's     Year of Issue      Plan
Additional
Remarks." See     -------------      -----------------
Section 10.
                  Did you purchase a non-qualified annuity from Prudential or an affiliated company this calendar year? If yes, list contract
                  number and plan:                        [ ]Yes  [ ]No

                  Company Name                            Policy/Contract Number

                  ------------------------------------    ----------------------
                  Year of Issue      Plan

                  -------------      -----------------
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
ANY PERSON WHO KNOWINGLY GIVES FALSE OR DECEPTIVE INFORMATION WHEN COMPLETING THIS FORM FOR THE PURPOSE OF DEFRAUDING THE COMPANY MAY BE GUILTY OF INSURANCE FRAUD.


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[10]SIGNATURES    If applying for an IRA or Roth IRA, the Owner acknowledges receiving a "Questions and Answers on Individual Retirement Annuities (IRAs)" booklet and understands that he or she will be given a financial disclosure statement with the contract.

                  No representative can make or change a contract or waive any of the company's rights or requirements.

                  The Owner(s) believes this contract meets his/her needs and financial objectives. The Owner(s) further (1) understands that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount; (2) acknowledges receipt of the current prospectus for the contract applied for and the variable investment options.

                  [ ]If this contract has a Joint Owner, please check this box to authorize Prudential to act on the instruction(s) of either the Owner or Joint Owner with regard to transactions under the contract.

                  If the Owner is a Trust, please complete the Trustee Statement and Agreement Form (ORD78272).

                  Client's Additional Remarks

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  Signed at
                           ---------------------------    ------------------
                           City, State                    Date
                           X                              X
                           ---------------------------    ------------------
                           Owner's Signature (Individual, Joint Owner's Signa-
                           Corporation, Trust)            ture (if applicable)
                           X                              X
                           ---------------------------    ------------------
                           Annuitant's Signature          Co-Annuitant's Sig-
                                                          nature (if applicable)
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[11]REPRE-        [ ]1 [ ]2 [ ]3 [ ]4 (PSI use only)
    SENTATIVE'S
    SIGNATURE     Do you have, from any source, facts that any person named as
                  Owner or Joint Owner above is replacing or changing any
                  current insurance or annuity in any company? If Yes, provide
                  details below.                          [ ]No  [ ]Yes

                  This application is submitted in the belief that the purchase of this contract is appropriate for the applicant based on the information furnished and as reviewed with the applicant.

                  The representative hereby certifies that all information contained in this application is true to the best of his/her knowledge.
                                                 Representative
                  -----------------------------  Contract Number ---------------
                  Name (Print)
                  X                              Financial
                  -----------------------------  Adviser Number  ---------------
                  Signature

                  -----------------------------  ---------------- --------------
                  Branch/Field Office Name       Branch/Field     Telephone No.
                                                 Office Code

                                                 2nd Representative/FA
                  -----------------------------  Contract Number
                                                                  --------------
                  Second Representative/FA Name
                  (if any) (Print)               Pre-assigned Contract
                  X                              Number (If any.)
                  -----------------------------                   --------------

                  Second Representative/FA Signature
                  Representative's Additional Remarks

                  --------------------------------------------------------------
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                  MAIL TO:  PRUDENTIAL ANNUITY SERVICE CENTER
                            PO BOX 14200
                            NEW BRUNSWICK, NJ 08906-4200

                            OVERNIGHT: PRUDENTIAL ANNUITY SERVICE CENTER
                            30 COLUMBUS CIRCLE
                            EDISON, NJ 08837

                            QUESTIONS? CLIENTS CALL (888) 778-2888 (TOLL FREE) AGENTS & FINANCIAL ADVISORS CALL (800) 843-4124
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